Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of July 28, 2023 (this “Agreement”), by and among Uber Technologies, Inc. (the “Borrower”), the Guarantors party hereto, the lender set forth on Schedule I attached hereto (the “Incremental Revolving Loan Lender”), each Issuing Bank and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Revolving Credit Agreement, dated as of June 26, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the Lenders and Issuing Banks from time to time party thereto, and the Administrative Agent;
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may request a New Commitment by entering into a Joinder Agreement with a New Lender; and
WHEREAS, the Incremental Revolving Loan Lender will become a New Lender in respect of the Incremental Revolving Loan Commitment (as defined below) which will become a New Commitment.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
The Incremental Revolving Loan Lender (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto (and the Administrative Agent hereby accepts such appointment); and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
The Incremental Revolving Loan Lender hereby commits to provide its Incremental Revolving Loan Commitment to the Borrower on the following terms and conditions:
1.Incremental Revolving Loan Commitment. The New Commitment of the Incremental Revolving Loan Lender (such commitment, the “Incremental Revolving Loan Commitment”) is $250,000,000. The Incremental Revolving Loan Lender agrees to make Revolving Loans to the Borrower from time to time in an aggregate amount up to but not exceeding the amount set opposite the Incremental Revolving Loan Lender’s name under “Incremental Revolving Loan Commitment” on Schedule I attached hereto, subject to the terms of the Credit Agreement. Mizuho Bank, Ltd. agrees, during the Availability Period, subject to the terms and conditions of the Credit Agreement, to issue Letters of Credit at the request and for the account of the Borrower or any Subsidiary in the aggregate Dollar Equivalent up to but not exceeding the amount set opposite its name under “Letter of Credit Issuer Sublimit” on Schedule I attached hereto.

On the Effective Date, in accordance with Section 2.18 of the Credit Agreement, (a) each of the existing Lenders immediately prior to the Effective Date (the “Existing Lenders”) shall assign to the Incremental Revolving Loan Lender, and the Incremental Revolving Loan Lender shall purchase from each Existing Lender, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans and Letter of Credit Usage outstanding on the Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letter of Credit Usage will be held by Existing Lenders and the Incremental Revolving Loan Lender ratably in accordance with their Revolving Commitments after giving effect to the addition of the Incremental Revolving Loan Commitment to the Revolving Commitments, (b) the Incremental Revolving Loan Commitment shall be deemed for all purposes a Revolving Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Loan and (c) the Incremental Revolving Loan Lender shall become a Lender for all purposes under the Credit Agreement.
2.Conditions Precedent.
(a)This Agreement shall become effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Section 2 (the “Effective Date”):
(i)The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by (1) the Loan Parties, (2) the Administrative Agent, (3) each Issuing Bank and (4) the Incremental Revolving Loan Lender;
(ii)The Borrower shall have paid to the Administrative Agent all expenses (including legal fees of Davis Polk & Wardwell LLP) payable pursuant to Section 9.03 of the Credit Agreement which have accrued to the Effective Date to the extent invoices therefor have been provided at least one (1) Business Day prior to the Effective Date;
(iii)The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Amendment Effective Date) from Covington & Burling LLP, counsel for the Loan Parties;
(iv)The Administrative Agent shall have received (i) certified copies of the resolutions of the board of directors of each Loan Party approving the transactions contemplated by the Loan Documents to which each such Loan Party is a party and the execution and delivery of such Loan Documents to be delivered by such Loan Party on the Effective Date, and all documents evidencing other necessary organizational action and governmental approvals, if any, with respect to the Loan Documents, (ii) all other documents reasonably requested by the Administrative Agent relating to the organization, existence and good standing of each Loan Party and authorization of the transactions contemplated hereby and (iii) a certificate of an officer of each Loan Party certifying the names and true signatures of the officers of such entity authorized to sign the Loan Documents to which it is a party, to be delivered by such entity on the Effective Date and the other documents to be delivered hereunder on the Effective Date;
(v)As of the Effective Date, all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects), except that the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01 of the Credit Agreement;
(vi)As of the Effective Date, no Default or Event of Default shall have occurred and be continuing or will result from the execution of this Agreement and the transactions contemplated hereby as of the Effective Date;

(vii)The Administrative Agent shall have received a certificate, dated the Effective Date, from the Borrower confirming compliance with the conditions set forth in paragraphs (v) and (vi) of this Agreement;
(viii)The Incremental Revolving Loan Lender shall have received, to the extent reasonably requested at least five Business Days prior to the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act and the Beneficial Ownership Regulation; and
(ix)The Administrative Agent shall have received written notice from the Borrower of its request to increase the existing Revolving Commitments in accordance with Section 2.18(a) of the Credit Agreement (it being agreed by the Administrative Agent and the Incremental Revolving Loan Lender that this Agreement shall serve as such written notice and the 10 Business Day delivery requirement set forth in Section 2.18(a) of the Credit Agreement has been waived).
(b)The obligation of the Incremental Revolving Loan Lender to make a Loan on the occasion of any Borrowing after the Effective Date is subject to the satisfaction of the conditions set forth in Section 4.02 of the Credit Agreement.
3.New Lender. The Incremental Revolving Loan Lender acknowledges and agrees that upon its execution of this Agreement that the Incremental Revolving Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
4.Eligible Assignee. By its execution of this Agreement, the Incremental Revolving Loan Lender represents and warrants that it is an eligible assignee under Section 9.04(b) of the Credit Agreement.
5.Notice. For purposes of the Credit Agreement, the initial notice address of the Incremental Revolving Loan Lender shall be the address set forth opposite the name of the Incremental Revolving Loan Lender on Schedule I attached hereto.
6.Non-US Lenders. The Incremental Revolving Loan Lender shall have delivered herewith to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Incremental Revolving Loan Lender may be required to deliver to the Administrative Agent pursuant to Section 2.14 of the Credit Agreement.
7.Recordation of the Incremental Revolving Loan Commitment. Upon execution and delivery hereof, the Administrative Agent will record the Incremental Revolving Loan Commitment provided by the Incremental Revolving Loan Lender in the Register.
8.Reaffirmation of Obligations. Each of the Loan Parties hereby consents to this Agreement and hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the Effective Date and as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party.
9.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.
10.Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in

Article 9 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.
11.Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.
12.Execution in Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
13.Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.
14.Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
15.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
16.Administrative Agent. The Loan Parties and the Incremental Revolving Loan Lender hereby direct the Administrative Agent to execute and deliver this Agreement and, at the request of the Borrower, any other instruments, documents and other agreements necessary or desirable in connection with this Agreement.
17.GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

UBER TECHNOLOGIES, INC.
By:	/s/ Nelson Chai
Name: Nelson Chai
Title: Chief Financial Officer

RASIER, LLC, as a Guarantor
By:	/s/ Brian Kuntz
Name: Brian Kuntz
Title: Manager

UBER INTERNATIONAL HOLDING CORPORATION, as a Guarantor
By:	/s/ Brian Kuntz
Name: Brian Kuntz
Title: President

Signature Page to Incremental Revolving Joinder

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Issuing Bank
By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Vice President

Signature Page to Joinder Agreement

Mizuho Bank, Ltd., as an Incremental Revolving Loan Lender and Issuing Bank
By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Signature Page to Joinder Agreement

Accepted and acknowledged by: BARCLAYS BANK PLC, as Issuing Bank
By:	/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

Signature Page to Joinder Agreement

Accepted and acknowledged by: BANK OF AMERICA, N.A., as Issuing Bank
By:	/s/ Marie F. Harrison
Name: Marie F. Harrison
Title: Director

Signature Page to Joinder Agreement

Accepted and acknowledged by: GOLDMAN SACHS LENDING PARTNERS LLC, as Issuing Bank
By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

Signature Page to Joinder Agreement

Accepted and acknowledged by: JPMORGAN CHASE BANK, N.A., as Issuing Bank
By:	/s/ Bruce S. Borden
Name: Bruce S. Borden
Title: Executive Director
Signature Page to Joinder Agreement

Accepted and acknowledged by: ROYAL BANK OF CANADA, as Issuing Bank
By:	/s/ Staci Sunshine Gola
Name: Staci Sunshine Gola
Title: Authorized Signatory
Signature Page to Joinder Agreement

Accepted and acknowledged by: THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Issuing Bank
By:	/s/ Jon Colquhoun
Name: Jon Colquhoun
Title: Authorized Signatory

Signature Page to Joinder Agreement

Accepted and acknowledged by: CITIBANK, N.A., as Issuing Bank
By:	/s/ Ioannis Theocharis
Name: Ioannis Theocharis
Title: Vice President

Signature Page to Joinder Agreement

SCHEDULE I
Incremental Revolving Loan Commitment and Letter of Credit Issuer Sublimit

Lender	Incremental Revolving Loan Commitment	Letter of Credit Issuer Sublimit	Initial Notice Address
Mizuho Bank, Ltd.	$250,000,000	$108,695,652.17	1271 Avenue of the Americas, New York, NY 10020
Total	$250,000,000	$108,695,652.17